United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

             ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2002



                             COVINGHAM CAPITAL CORP.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


     33-3378-D                                             51-0401125
(Commission File Number)                      (IRS Employer Identification No.)

5922-B Farnsworth Court, Carlsbad, California                 92008
   (Address of principal executive offices)                 (Zip Code)

                                 (760) 918-1860
              (Registrant's telephone number, including area code)








Item 8.  Other Events and Regulation FD Disclosure.

         The Registrant has changed the end of its fiscal year from December 31 to September 30.

                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2002.

                                                  COVINGHAM CAPITAL CORP.


                                                  By  /s/  Robert C. Brehm
                                                  ----------------------
                                                  Robert C. Brehm, President